Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO U.S. Bancorp 2Q14 Earnings Conference Call U.S. Bancorp 2Q14 Earnings Conference Call July 16, 2014 Exhibit 99.2

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current moderate economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks;
changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form
10-K for the year ended December 31, 2013, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors”
and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections
13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S.
Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

2Q14 Earnings
Conference Call
2Q14 Highlights
Record net income of $1.5 billion; $0.78 per diluted common share
2Q14 results included a $214 million gain on the sale of Visa Inc. Class B common stock and a $200 million FHA DOJ settlement (no impact to EPS)
Average loan growth of 6.8% vs. 2Q13 (6.7% excluding Charter One acquisition)
and 2.0% vs. 1Q14 (1.9% excluding Charter One acquisition)
Average deposit growth of 6.0% vs. 2Q13 (5.8% excluding Charter One acquisition) and 1.9% vs. 1Q14 (1.7% excluding Charter One acquisition)
Net charge-offs declined 11.0% vs. 2Q13
Nonperforming assets decreased 1.6% vs. 1Q14 and 8.1% vs. 2Q13 (excluding covered assets)
Capital generation continues to reinforce capital position
• Common equity tier 1 capital ratio of 8.9% estimated for the Basel III fully implemented standardized approach
• Common equity tier 1 capital ratio of 9.6%; Tier 1 capital ratio of 11.3%
Returned 75% of earnings to shareholders in 2Q14
• Repurchased 15 million shares of common stock during the quarter

ROCE
ROA
20%
17%
14%
11%
8%
3.0%
2.5%
2.0%
1.5%
1.0%
16.1%
15.8%
15.4%
14.6%
15.1%
1.70%
1.65%
1.62%
1.56%
1.60%
2Q13
3Q13
4Q13
1Q14
2Q14

Efficiency Ratio
NIM
65%
60%
55%
50%
45%
4.0%
3.5%
3.0%
2.5%
2.0%
3.43%
3.43%
3.40%
3.35%
3.27%
51.7%
52.4%
54.9%
52.9%
53.1%
51.3%*
2Q13
3Q13
4Q13
1Q14
2Q14

2Q14 Earnings
Conference Call
Performance Ratios
Return on Average Common Equity
and Return on Average Assets
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
* Excluding $214 million gain on Visa Inc. Class B common stock sale and $200 million DOJ settlement
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

5,500
5,000
4,500
4,000
3,500
$4,948
$4,891
$4,889
$4,814
$5,188
$214*
2Q13
3Q13
4Q13
1Q14
2Q14

usbancorp

5 2Q14 Earnings Conference Call * Gain on Visa Inc. Class B common stock sale Taxable-equivalent basis Revenue Growth Year-Over-Year Change (2.4%) (5.6%) (4.4%) (1.2%) 4.9% $ in millions

270.0
250.0
230.0
210.0
190.0
2Q13
3Q13
4Q13
1Q14
2Q14
Loans
Deposits

usbancorp

2Q14 Earnings
Conference Call
Loan and Deposit Growth
Year-Over-Year Growth
Average Balances
$ in billions
6.0%
$235.9
6.8%
$240.5
5.2%
$225.2
5.7%
$229.4
5.7%
$232.8
5.1%
$257.5
6.0%
$262.4
7.0%
$247.4
5.5%
$252.4
5.4%
$256.9

500
400
300
200
100
0
2.25%
1.50%
0.75%
0.00%
$392
$328
$312
$341
$349
0.70%
0.57%
0.53%
0.59%
0.58%
2Q13
3Q13
4Q13
1Q14
2Q14

2,800
2,100
1,400
700
0
2.25%
1.50%
0.75%
0.00%
$1,921
$1,880
$1,813
$1,794
$1,766
0.88%
0.85%
0.80%
0.78%
0.75%
2Q13
3Q13
4Q13
1Q14
2Q14

2Q14 Earnings
Conference Call
Credit Quality
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)
Net Charge-offs Nonperforming Assets*
$ in millions
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)

2Q14 Earnings
Conference Call
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis
YTD YTD
2Q14 1Q14 2Q13 vs 1Q14 vs 2Q13 2014 2013 % B/(W)
Net Interest Income 2,744 $     2,706 $     2,672 $     1.4            2.7            5,450 $     5,381 $     1.3
Noninterest Income 2,444        2,108        2,276        15.9          7.4            4,552        4,441        2.5
Total Revenue 5,188        4,814        4,948        7.8            4.9            10,002      9,822        1.8
Noninterest Expense 2,753        2,544        2,557        (8.2)           (7.7)           5,297        5,027        (5.4)
Operating Income 2,435        2,270        2,391        7.3            1.8            4,705        4,795        (1.9)
Net Charge-offs 349           341           392           (2.3)           11.0          690           825           16.4
Excess Provision (25)            (35)            (30)            (28.6)         (16.7)         (60)            (60)            -
Income before Taxes 2,111        1,964        2,029        7.5            4.0            4,075        4,030        1.1
Applicable Income Taxes 602           552           585           (9.1)           (2.9)           1,154        1,199        3.8
Noncontrolling Interests (14)            (15)            40             6.7            nm (29)            81             nm
Net Income 1,495        1,397        1,484        7.0            0.7            2,892        2,912        (0.7)
Preferred Dividends/Other 68             66             79             (3.0)           13.9          134           149           10.1
NI to Common 1,427 $     1,331 $     1,405 $     7.2            1.6            2,758 $     2,763 $     (0.2)
Diluted EPS 0.78 $       0.73 $       0.76 $       6.8            2.6            1.51 $       1.49 $       1.3
Average Diluted Shares 1,821        1,828        1,853        0.4            1.7            1,825        1,860        1.9
% B/(W)

Notable Items	
$ in millions	2Q14
Revenue Items	
Gain on Visa Inc. Class B Common Stock Sale	$ 214
Expense Items	
FHA DOJ Settlement	$ 200

usbancorp

2Q14 Earnings
Conference Call
2Q14 Results - Key Drivers
vs. 2Q13
Net Revenue increase of 4.9% (0.5% excluding notable items)
• Net interest income increase of 2.7%; net interest margin
of 3.27% vs. 3.43% in 2Q13
• Noninterest income increase of 7.4% (2.0% decrease
excluding notable items)
Noninterest expense increase of 7.7% (0.2% decrease
excluding notable items)
Provision for credit losses lower by $38 million
• Net charge-offs lower by $43 million, or 11.0%
• Provision lower than NCOs by $25 million vs. $30 million in 2Q13
vs. 1Q14
Net Revenue increase of 7.8% (3.3% excluding notable items)
• Net interest income increase of 1.4%; net interest margin of 3.27% vs. 3.35% in 1Q14
• Noninterest income increase of 15.9% (5.8% excluding notable items)
Noninterest expense increase of 8.2% (0.4% excluding notable items)
Provision for credit losses higher by $18 million
• Net charge-offs increased by $8 million
• Provision lower than NCOs by $25 million vs. $35 million in 1Q14

2Q14 Earnings
Conference Call
Capital Position
$ in billions; RWA = risk-weighted assets
(a) 2014 amounts and ratios calculated under the Basel III transitional standardized approach; all prior periods under Basel I
2Q14 1Q14 4Q13 3Q13 2Q13
Total U.S. Bancorp shareholders' equity 42.7 $     42.1 $     41.1 $     40.1 $     39.7 $
Standardized Approach
Basel III transitional standardized approach/Basel I (a)
Common equity tier 1 capital 29.8 29.5 27.9        27.3        26.8
Tier 1 capital 34.9 34.6 33.4        32.7        32.2
Total risk-based capital 41.0 40.7 39.3        38.9        38.4
Common equity tier 1 capital ratio 9.6% 9.7% 9.4% 9.3% 9.2%
Tier 1 capital ratio 11.3% 11.4% 11.2% 11.2% 11.1%
Total risk-based capital ratio 13.2% 13.5% 13.2% 13.3% 13.3%
Leverage ratio 9.6% 9.7% 9.6% 9.6% 9.5%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented standardized approach 8.9% 9.0% 8.8% 8.6% 8.6%
Advanced Approaches
Common equity tier 1 capital to RWA for the Basel III
transitional advanced approaches 12.3%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented advanced approaches 11.7%
Tangible common equity ratio 7.5% 7.8% 7.7% 7.4% 7.5%
Tangible common equity as a % of RWA 9.2% 9.3% 9.1% 8.9% 8.9%

2Q14 Earnings
Conference Call
Capital Actions
Dividend increase announced June 17
th
• Annual dividend increased from $0.92 to $0.98, a 6.5% increase
• One year authorization to repurchase up to $2.3 billion of outstanding stock effective April 1, 2014
Returned 75% of earnings to shareholders during 2Q14
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 - 40% Targets: 30 - 40% 30 - 40%
25%
2Q14
Actual:
44% 31%
Earnings Distribution

12 2Q14 Earnings Conference Call

13 2Q14 Earnings Conference Call Appendix

280
210
140
70
0
(2.2%)
(1.7%)
19.7%
3.7%
11.2%
(2.1%)
2.3%
19.9%
5.1%
9.4%
(1.1%)
4.7%
17.6%
6.7%
7.8%
0.9%
5.3%
14.4%
7.6%
8.5%
2.3%
5.9%
10.5%
6.9%
12.4%
2Q13
3Q13
4Q13
1Q14
2Q14

2Q14 Earnings
Conference Call
Covered
Commercial
CRE
Res Mtg
Credit
Card
Retail
Average Loans
Average Loans Key Points
$ in billions
vs. 2Q13
Average total loans grew by $15.3 billion, or 6.8%
(6.7% excluding Charter One acquisition)
Average total loans, excluding covered loans,
were higher by 8.3%
Average total commercial loans increased $8.3
billion, or 12.4%; average commercial real estate
loans increased $2.6 billion, or 6.9%; average
residential mortgage loans increased $4.9 billion,
or 10.5%
vs. 1Q14
Average total loans grew by $4.6 billion, or 2.0%
(1.9% excluding Charter One acquisition)
Average total loans, excluding covered loans,
were higher by 2.2%
Average total commercial loans increased $4.2
billion, or 5.9%; average commercial real estate
loans increased $0.4 billion, or 1.1%; average
residential mortgage loans increased $0.2 billion,
or 0.4%
Year-Over-Year Growth
5.2% 5.7% 5.7% 6.0% 6.8%
Covered Commercial CRE Res Mtg Retail Credit Card
$225.2
$229.4
$232.8
$235.9 $240.5

320
240
160
80
0
3.6%
6.4%
24.5%
(4.3%)
0.2%
10.1%
17.8%
(5.7%)
2.5%
9.2%
16.2%
(8.0%)
6.7%
5.9%
11.6%
(6.1%)
7.4%
8.3%
10.8%
(5.9%)
2Q13
3Q13
4Q13
1Q14
2Q14

![usbancorp logo]

2Q14 Earnings
Conference Call
Time
Money
Market
Checking
& Savings
Noninterest
-bearing
Average Deposits
Average Deposits Key Points
$ in billions
vs. 2Q13
Average total deposits increased by $15.0
billion, or 6.0% (5.8% excluding Charter One
acquisition)
Average low cost deposits (NIB, interest
checking, money market and savings)
increased by $17.6 billion, or 8.7%
vs. 1Q14
Average total deposits increased by $4.9
billion, or 1.9% (1.7% excluding Charter One
acquisition)
Average low cost deposits increased by $5.6
billion, or 2.6%
Year-Over-Year Growth
7.0% 5.5% 5.4% 5.1% 6.0%
Time Money Market Checking and Savings Noninterest-bearing
$247.4
$252.4
$256.9
$257.5
$262.4

4,000
3,000
2,000
1,000
0
8.0%
6.0%
4.0%
2.0%
0.0%
$2,672
$2,714
$2,733
$2,706
$2,744
3.43%
3.43%
3.40%
3.35%
3.27%
2Q13
3Q13
4Q13
1Q14
2Q14
Net Interest Income
Net Interest Margin

usbancorp

2Q14 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 2Q13
Average earning assets grew by $24.1 billion,
or 7.7%
Net interest margin lower by 16 bps (3.27%
vs. 3.43%) driven by:
• Lower reinvestment rates on investment securities
and growth in the investment portfolio at lower
rates and lower rates on new loans
• Partially offset by lower rates on deposits and
short-term borrowings and a reduction in higher
cost long-term debt
vs. 1Q14
Average earning assets grew by $9.8 billion,
or 3.0%
Net interest margin lower by 8 bps (3.27% vs.
3.35%) driven by:
• Growth in lower rate investment securities
• Lower rates on new loans, principally due to higher
growth in wholesale as compared to retail loans
Year-Over-Year Change
(1.5%) (2.5%) (1.8%) (0.1%) 2.7%

2,500
2,000
1,500
1,000
500
0
2Q13
3Q13
4Q13
1Q14
2Q14
4.0%
9.5%
2.6%
(29.8%)
51.7%

2Q14 Earnings
Conference Call
Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing;
Service charges = deposit  service charges, treasury management fees and ATM processing services
vs. 2Q13
Noninterest income increased by $168 million, or
7.4%, driven by:
• Higher credit and debit card revenue (6.1% increase) and
corporate payments (3.4% increase) due to higher transaction volumes; higher merchant processing revenue (2.9% increase)
due to an increase in product fees and higher volumes, partially offset by lower rates
• Higher trust and investment management revenue (9.5%
increase) due to account growth and improved market conditions
• Higher deposit service charges (6.9% increase) due to account growth and pricing changes
• Higher commercial products revenue (5.7% increase) due to an increase in bond underwriting fees and a higher volume of tax-
advantaged project fees
• Higher other income, primarily due to the Visa gain
• Mortgage banking revenue decline of $118 million
vs. 1Q14
Noninterest income increased by $336 million, or
15.9%, driven by:
• Higher credit and debit card revenue (8.4% increase), corporate payments (5.2% increase), and merchant processing revenue
(7.9% increase) due to seasonally higher transaction volumes
• Higher trust and investment management revenues (2.3%
increase) due to improved market conditions and account growth
• Higher deposit service charges (8.9% increase) due to seasonally higher transaction volumes
• Higher commercial products revenue (7.8% increase) due to
higher wholesale transaction activity
• Mortgage banking revenue increase of $42 million
• Higher other income, primarily due to the Visa gain
Year-Over-Year Change
(3.4%) (9.1%) (7.4%) (2.6%) 7.4%
$2,276
$2,177 $2,156
$2,108
$2,444
Trust and
Inv Mgmt
Service
Charges
All Other
Mortgage
Payments
All Other Mortgage Service Charges Trust and Inv Mgmt Payments
2Q13 3Q13 4Q13 1Q14 2Q14
Visa Gain - $         - $         - $         - $         214 $
Total - $         - $         - $         - $         214 $
Notable Noninterest Income Items

3,200
2,400
1,600
800
0
0.5%
3.0%
3.0%
0.0%
37.1%
2Q13
3Q13
4Q13
1Q14
2Q14

2Q14 Earnings
Conference Call
Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 2Q13
Noninterest expense was higher by $196 million, or
7.7%, driven by:
• Higher other expense due primarily to the FHA DOJ settlement partially offset by lower costs related to investments in tax-
advantaged projects
• Higher compensation expense (2.5% increase) due to the
impact of merit increases and higher staffing for risk and
compliance activities
• Higher net occupancy and equipment expense (3.0% increase)
due to business initiatives and higher rent expense and
maintenance costs
• Higher professional services expense (6.6% increase) due
mainly to mortgage servicing-related project costs
• Lower employee benefits expense (7.2% decrease) driven by
lower pension costs
vs. 1Q14
Noninterest expense was higher by $209 million, or
8.2%, driven by:
• Higher other expense due to the FHA DOJ settlement
• Higher compensation expense (0.9% increase) due to merit
increases and seasonal contract labor
• Higher professional services expense (16.9% increase) due to higher mortgage servicing-related project costs
• Higher marketing and business development expense (21.5%
increase) due to a charitable foundation contribution and the timing of various marketing programs
• Lower employee benefits expense (11.1% decrease) due to
seasonally lower payroll tax expense
Year-Over-Year Change
(1.7%) (1.7%) (0.1%) 3.0% 7.7%
$2,557
$2,565
$2,682
$2,544
$2,753
Occupancy
and Equipment
Prof Services,
Marketing
and PPS
All Other
Tech and Comm
Compensation
and Benefits
All Other
Tech and Communications Prof Svcs, Marketing and PPS
Occupancy and Equipment Compensation and Benefits
2Q13 3Q13 4Q13 1Q14 2Q14
FHA DOJ settlement - $         - $         - $         - $         200 $
Total - $         - $         - $         - $         200 $
Notable Noninterest Expense Items

80,000
60,000
40,000
20,000
0
1.0%
0.5%
0.0%
$61,507
$62,856
$63,714
$65,645
$69,920
0.22%
0.11%
0.21%
0.21%
0.30%
2Q13
3Q13
4Q13
1Q14
2Q14
Average Loans
Net Charge-offs Ratio

Revolving Line Utilization Trend
40%
35%
30%
25%
20%

usbancorp

2Q14 Earnings
Conference Call
Credit Quality
- Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Continued new client growth led to 6.5% linked quarter loan growth and 13.7% year-over-year growth; utilization rates improved modestly
Net charge-offs below historic norms but increased due to both higher gross charge-offs and slightly lower recoveries
Nonperforming loans and delinquencies were largely unchanged
2Q13 1Q14 2Q14
Average Loans $61,507 $65,645 $69,920
30-89 Delinquencies 0.23% 0.25% 0.23%
90+ Delinquencies 0.10% 0.07% 0.06%
Nonperforming Loans 0.14% 0.25% 0.24%
$ in millions

9,000
6,000
3,000
0
2.0%
1.0%
0.0%
-1.0%
$5,255
$5,208
$5,210
$5,189
$5,100
0.31%
-0.53%
0.23%
0.16%
0.24%
2Q13
3Q13
4Q13
1Q14
2Q14
Average Loans
Net Charge-offs Ratio

Commercial Leases

Equipment Finance $2,081
Small Ticket $3,019

usbancorp

2Q14 Earnings
Conference Call
Credit Quality
- Commercial Leases
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Commercial lease balances were down slightly
Net charge-offs remained at low levels
Nonperforming loans and delinquencies continued at modest levels
2Q13 1Q14 2Q14
Average Loans $5,255 $5,189 $5,100
30-89 Delinquencies 0.74% 0.74% 0.75%
90+ Delinquencies 0.00% 0.00% 0.00%
Nonperforming Loans 0.27% 0.27% 0.31%
$ in millions

60,000
40,000
20,000
0
1.5%
1.0%
0.5%
0.0%
-0.5%
$37,884
$38,501
$39,318
$40,050
$40,497
-0.18%
-0.06%
-0.29%
-0.03%
-0.04%
2Q13
3Q13
4Q13
1Q14
2Q14
Average Loans
Net Charge-offs Ratio

CRE Mortgage

CRE Construction

![usbancorp logo]

2Q14 Earnings
Conference Call
Credit Quality
- Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans increased 1.1% on a linked quarter basis and 6.9% year-over-year
Credit quality is stable at low levels; net recovery ratio of 0.04% marked the fifth consecutive quarter of net recoveries
Nonperforming loans of 0.55% continued a downward trend
2Q13 1Q14 2Q14
Average Loans $37,884 $40,050 $40,497
30-89 Delinquencies 0.23% 0.14% 0.14%
90+ Delinquencies 0.03% 0.06% 0.06%
Nonperforming Loans 1.11% 0.67% 0.55%
Performing TDRs* $494 $359 $330
$ in millions
Investor
$20,687
Owner
Occupied
$11,314 Multi-family
$2,800
Retail
$553
Residential
Construction
$1,759
A&D
Construction
$592
Office
$866
Other
$1,926
* TDR = troubled debt  restructuring

60,000
45,000
30,000
15,000
0
2.0%
1.5%
1.0%
0.5%
0.0%
$46,873
$49,139
$50,732
$51,584
$51,815
0.63%
0.46%
0.38%
0.45%
0.44%
2Q13
3Q13
4Q13
1Q14
2Q14
Average Loans
Net Charge-offs Ratio

Residential Mortgage Performing TDRs**

4,000
3,000
2,000
1,000
0
$2,084
$2,030
$1,997
$1,962
$1,922
2Q13
3Q13
4Q13
1Q14
2Q14

2Q14 Earnings
Conference Call
Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Modest growth in high quality originations (weighted average FICO 759, weighted average LTV
72%), as average loans increased 0.4% over 1Q14
80% of the balances have been originated since the beginning of 2009, the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
2Q13 1Q14 2Q14
Average Loans $46,873 $51,584 $51,815
30-89 Delinquencies 0.78% 0.59% 0.48%
90+ Delinquencies 0.53% 0.64% 0.49%
Nonperforming Loans 1.43% 1.50% 1.57%
$ in millions
** Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($2,816 million 2Q14)

20,000
15,000
10,000
5,000
0
8.0%
6.0%
4.0%
2.0%
0.0%
$16,416
$16,931
$17,366
$17,407
$17,384
4.23%
3.75%
3.72%
3.96%
3.92%
2Q13
3Q13
4Q13
1Q14
2Q14
Average Loans
Net Charge-offs Ratio

Credit Card Nonperforming Loans
160
120
80
40
0
2.4%
1.8%
1.2%
0.6%
0.0%
$109
$94
$78
$65
$52
0.65%
0.55%
0.43%
0.38%
0.29%
2Q13
3Q13
4Q13
1Q14
2Q14

■

■

■

usbancorp

2Q14 Earnings
Conference Call
2Q13 1Q14 2Q14
Average Loans $16,416 $17,407 $17,384
30-89 Delinquencies 1.17% 1.19% 1.13%
90+ Delinquencies 1.10% 1.21% 1.06%
Nonperforming Loans 0.65% 0.38% 0.29%
Credit Quality - Credit Card
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans flat on a linked quarter basis; up 5.9% year-over-year
Delinquencies have stabilized near historically low levels
Nonperforming loans continued to decline
$ in millions

20,000
15,000
10,000
5,000
0
4.0%
3.0%
2.0%
1.0%
0.0%
$15,989
$15,648
$15,488
$15,366
$15,327
1.45%
1.09%
0.95%
0.82%
0.60%
2Q13
3Q13
4Q13
1Q14
2Q14
Average Loans
Net Charge-offs Ratio

Home Equity

2Q14 Earnings
Conference Call
Credit Quality - Home Equity
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO on commitments was 767, weighted average
CLTV 71%) originated primarily through the retail branch network to existing bank customers on their primary residence
Net charge-offs ratio continued to decline on a linked quarter basis
2Q13 1Q14 2Q14
Average Loans $15,989 $15,366 $15,327
30-89 Delinquencies 0.74% 0.57% 0.50%
90+ Delinquencies 0.25% 0.33% 0.26%
Nonperforming Loans 1.23% 1.09% 1.11%
Subprime: 2%
Wtd Avg LTV**: 90%
NCO: 6.01%
$ in millions
Prime: 95%
Wtd Avg LTV**: 72%
NCO: 0.50%
** LTV at origination
Other: 3%
Wtd Avg LTV**: 72%
NCO: 0.81%

9,000
6,000
3,000
0
1.5%
1.0%
0.5%
0.0%
-0.5%
$5,653
$5,664
$5,847
$5,979
$6,014
-0.07%
0.07%
0.00%
0.00%
0.07%
2Q13
3Q13
4Q13
1Q14
2Q14
Average Loans
Net Charge-offs Ratio

Manheim Used Vehicle Index*
130
120
110
100
90

usbancorp

2Q14 Earnings
Conference Call
Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong year-over-year growth (6.4%), driven by high-quality originations (weighted average FICO 771)
Delinquencies remained relatively stable at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
2Q13 1Q14 2Q14
Average Loans $5,653 $5,979 $6,014
30-89 Delinquencies 0.14% 0.16% 0.16%
90+ Delinquencies 0.00% 0.02% 0.00%
Nonperforming Loans 0.02% 0.02% 0.02%
$ in millions
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value

40,000
30,000
20,000
10,000
0
4.0%
3.0%
2.0%
1.0%
0.0%
$25,224
$25,682
$26,059
$26,312
$26,587
0.76%
0.83%
0.79%
0.69%
0.68%
2Q13
3Q13
4Q13
1Q14
2Q14
Average Loans
Net Charge-offs Ratio

Other Retail

■

■

2Q14 Earnings
Conference Call
Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Auto loan growth continued to offset declines in student lending loan balances
Net charge-offs and delinquencies remained low on a linked quarter and year-over-year basis
2Q13 1Q14 2Q14
Average Loans $25,224 $26,312 $26,587
30-89 Delinquencies 0.46% 0.40% 0.47%
90+ Delinquencies 0.14% 0.13% 0.11%
Nonperforming Loans 0.11% 0.08% 0.06%
Installment
$5,846
Auto Loans
$14,108
Revolving
Credit
$3,224
Student
Lending
$3,409
$ in millions

16,000
12,000
8,000
4,000
0
0.8%
0.6%
0.4%
0.2%
0.0%
$12,575
$12,946
$13,409
$13,815
$14,108
0.00%
0.09%
0.12%
0.09%
0.11%
2Q13
3Q13
4Q13
1Q14
2Q14
Average Loans
Net Charge-offs Ratio

Indirect and Direct Channel

-
-

usbancorp

2Q14 Earnings
Conference Call
Credit Quality - Auto Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Continued growth in auto loans driven by high-quality originations in the Indirect Channel
(weighted average FICO 763)
Net charge-offs and delinquencies remained at historically low levels
2Q13 1Q14 2Q14
Average Loans $12,575 $13,815 $14,108
30-89 Delinquencies 0.30% 0.26% 0.38%
90+ Delinquencies 0.02% 0.03% 0.03%
Nonperforming Loans 0.02% 0.02% 0.01%
$ in millions
Auto Loans are included in Other Retail category
Direct: 7%
Wtd Avg FICO: 748
NCO: (.02%)
Indirect: 93%
Wtd Avg FICO: 758
NCO: 0.12%

2Q14 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 2Q14 1Q14 4Q13 3Q13 2Q13
Beginning Reserve $75 $83 $176 $190 $233
Net Realized Losses (2) (10) (63) (13) (16)
Change in Reserve (4) 2 (30) (1) (27)
Ending Reserve $69 $75 $83 $176 $190
Mortgages
repurchased
and make-whole
payments $30 $36 $32 $42 $41
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
( 95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $35 million

2Q14 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 2Q14 1Q14 4Q13 3Q13 2Q13
Total equity 43,386 $    42,743 $    41,807 $    41,552 $    41,050 $
Preferred stock (4,756)       (4,756)       (4,756)       (4,756)       (4,756)
Noncontrolling interests (686)          (689)          (694)          (1,420)       (1,367)
Goodwill (net of deferred tax liability) (1) (8,548)       (8,352)       (8,343)       (8,319)       (8,317)
Intangible assets, other than mortgage servicing rights (925)          (804)          (849)          (878)          (910)
Tangible common equity (a) 28,471       28,142       27,165       26,179       25,700
Tangible common equity (as calculated above) 28,471       28,142       27,165       26,179       25,700
Adjustments (2) 224           239           224           258           195
Common equity tier 1 capital estimated for the Basel III fully
implemented standardized and advanced approaches (b) 28,695       28,381       27,389       26,437       25,895
Tier 1 capital, determined in accordance with prescribed
regulatory requirements using Basel I definition 33,386       32,707       32,219
Preferred stock (4,756)       (4,756)       (4,756)
Noncontrolling interests, less preferred stock not eligible for Tier 1 capital (688)          (686)          (685)
Tier 1 common equity using Basel I definition (c) 27,942       27,265       26,778
* Preliminary data.  Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) Beginning March 31, 2014, calculated under the Basel III transitional standardized approach; all other periods calculated under Basel I.
(4) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(5) Primarily reflects higher risk-weighting for mortgage servicing rights.

2Q14 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 2Q14 1Q14 4Q13 3Q13 2Q13
Total assets 389,065 $  371,289 $  364,021 $  360,681 $  353,415 $
Goodwill (net of deferred tax liability) (1) (8,548)       (8,352)       (8,343)       (8,319)       (8,317)
Intangible assets, other than mortgage servicing rights (925)          (804)          (849)          (878)          (910)
Tangible assets (d) 379,592     362,133     354,829     351,484     344,188
Risk-weighted assets, determined in accordance with prescribed
regulatory requirements (3)(e) 309,929     * 302,841     297,919     293,155     289,613
Adjustments (4) 12,753       * 13,238       13,712       13,473       12,476
Risk-weighted assets estimated for the Basel III fully implemented
standardized approach (f) 322,682     * 316,079     311,631     306,628     302,089
Risk-weighted assets, determined in accordance with prescribed
transitional advanced approaches regulatory requirements 241,929     *
Adjustments (5) 3,383        *
Risk-weighted assets estimated for the Basel III fully implemented 245,312     *
advanced approaches (g)
Ratios *
Tangible common equity to tangible assets (a)/(d) 7.5% 7.8% 7.7% 7.4% 7.5%
Tangible common equity to risk-weighted assets (a)/(e) 9.2 9.3 9.1 8.9 8.9
Tier 1 common equity to risk-weighted assets using Basel I definition (c)/(e) -- -- 9.4 9.3 9.2
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(f) 8.9 9.0 8.8 8.6 8.6
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(g) 11.7
* Preliminary data.  Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) Beginning March 31, 2014, calculated under the Basel III transitional standardized approach; all other periods calculated under Basel I.
(4) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(5) Primarily reflects higher risk-weighting for mortgage servicing rights.

U.S. Bancorp 2Q14 Earnings Conference Call U.S. Bancorp 2Q14 Earnings Conference Call July 16, 2014